EXHIBIT 10.17

                        TERMINATION OF PLEDGE AGREEMENT


  The undersigned,

  A. Internationale Nederlanden Bank, N.V., which has its registered office in Amsterdam, The Netherlands, acting herein through its Amsterdam branch, The Netherlands,

        hereinafter referred to as the "Bank"

  B. Reading & Bates Corporation, a corporation organized and existing under the laws of Delaware ("RBC"), Reading & Bates Drilling Co. ("RBC"), Reading & Bates Exploration Co. ("RBX"), Reading and Bates, Inc. ("RBI") and Reading and Bates Borneo Drilling Co., Ltd. ("RBB"), RBD, RBX, RBI and RBB each being corporations organized and existing under the laws of the State of Oklahoma and Reading & Bates
        (A) Pty. Ltd. ("RBA"), a company incorporated under the laws of the State of Western Australia,

        RBC, RBD, RBX, RBI, RBB and RBA hereinafter referred to collectively as the "Pledgors" and individually as a "Pledgor"

        hereby agree as follows:

        Effective as of the date of execution of this Agreement, the Pledge Agreement dated April 27, 1995 among the Bank and the Pledgors is terminated, and the Pledgors are released from any liability or obligation thereunder.

  The Agreement shall be governed by Dutch law. Any disputes relating to it shall be brought before the competent Dutch court, unless the Bank, as plaintiff, chooses to institute proceedings before the foreign court competent to hear the case in respect of the Pledgors, as defendants.

  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on November 29, 1995.

  INTERNATIONALE NEDERLANDEN BANK,    READING & BATES CORPORATION
  BANK, N.V.


  By:                                 By:
  Name:                               Name:
  Title:                              Title:

  READING & BATES DRILLING CO.        READING & BATES EXPLORATION CO.


  By:                                 By:
  Name:                               Name:
  Title:                              Title:


  READING AND BATES, INC.             READING AND BATES BORNEO
                                            DRILLING CO., LTD.


  By:                                 By:
  Name:                               Name:
  Title:                              Title:

  THE COMMON SEAL OF                        READING & BATES (A) PTY. LTD.
  READING & BATES (A)
  PTY. LTD. was hereunto
  affixed by authority of             By:
  the Board of Directors              Name:
  in the presence of:                 Title:



  T. W. Nagle, Director



  W. K. Hillin, Secretary